                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                     CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                          Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported) April 22, 1997
                                                 -------------------------------

                   INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
--------------------------------------------------------------------------------
                    (State of other jurisdiction of incorporation)


0-16753                                        58-1722085
-------------------------------------          ---------------------------------
Commission File No.                            I.R.S. Employer Identification


130 Cedar Street, New York, NY                 10006
-------------------------------------          ---------------------------------
Address of principal                           Zip Code
executive offices


(212) 306-6100
-------------------------------------
Registrant's telephone number,
including area code


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ITEM 5.      OTHER EVENTS

          The Registrant ("Company"), on April 22, 1997, extended the expiration date and exercise price of the issued and outstanding Class A and Class B Warrants of the Company.

          In that regard, the Class A Warrants were extended from April 5, 1998 to April 5, 1999, and the exercise price was reduced from $4.25 to $1.75.


          With respect to the Class B Warrants, the Class B Warrants were simultaneously extended from April 5, 1998 to April 5, 1999, and the exercise price per Warrant to purchase four (4) shares of Common Stock was reduced from $9.80 per share to $2.50 per share.

          Annexed hereto and made a part hereof is a copy of the press release issued by the Company with respect to the Warrant extension.


                                  EXHIBITS

                        1)    Copy of Press Release.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:          New York, New York
                      April 25, 1997

                                             INFORMATION MANAGEMENT
                                             TECHNOLOGIES CORPORATION
                                             IMTECH
                                             __________________________
                                                     (Registrant)


                                               /s/ Joseph Gitto
                                             ---------------------------
                                              JOSEPH GITTO
                                              President